                                                                EXHIBIT 99.2

                 CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, Edward S. Wozniak, Senior Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

              (1) the Quarterly Report on Form 10-Q for the period ended November 2, 2002 (the "Periodic Report") which this statement accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

              (2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Galyan's Trading Company, Inc.

This certificate is being furnished solely for purposes of Section 906 and is not being filed as part of the Periodic Report.



    Date: December 16, 2002            by: /s/ Edward S. Wozniak
                                       -------------------------

                                       Edward S. Wozniak
                                       Senior Vice President and
                                       Chief Financial Officer of the Company